UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22987

                          Pioneer ILS Interval Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                  Pioneer ILS
                                  Interval Fund
--------------------------------------------------------------------------------

                                  Semiannual Report | April 30, 2019

                                  Ticker Symbol:   XILSX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-844-391-3034.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-391-3034. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                                 [LOGO]   Amundi Pioneer
                                        ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         24

Financial Highlights                                                         28

Notes to Financial Statements                                                29

Additional Information                                                       42

Trustees, Officers and Service Providers                                     43

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2019. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund.

Q     How did the Fund perform during the six-month period ended April 30, 2019?

A Pioneer ILS Interval Fund returned -7.56% at net asset value during the six-month period ended April 30, 2019, while the Fund's benchmark, the ICE Bank of America Merrill Lynch (ICE BofA ML) 3-month U.S. Treasury Bill Index, returned 1.18%.

Q What were the principal factors that affected both the ILS market and the Fund's performance during the six-month period ended April 30, 2019?

A The ILS market experienced meaningful losses in late 2018, losses that weighed on the Fund's six-month performance. After a relatively quiet first half of 2018 in terms of the frequency and severity of events (both economically as well as insured), the second half was very active. The full calendar year brought approximately $80 billion in insurable losses, which followed $140 billion in 2017 -- the second-costliest year for natural disasters on record -- marking the first incidence of back-to-back losses since 2004-2005.

      The ILS market experienced the most significant pressure in November and December 2018, the first two months of the six-month period, due to the extensive wildfires in California. The 2018 event dwarfed the 2017 California fires in terms of both cost and fatalities. The two major fires in 2018 (Camp Fire and Woolsey Fire) caused $16.5 billion worth of insurable losses, which hit the reinsurance industry particularly hard given that wildfires of such severity were considered, modeled, and priced as either very unlikely or a tail event. Under typical circumstances, a California wildfire with a $3 billion industry loss event is about a 1-in-10 year occurrence; a $4.8 billion loss is about a 1-in-25 year circumstance; and a $10 billion industry loss event may occur once every 100 years. Reinsurers and modelers have responded to back-to-back loss years by adjusting their pricing models to reflect the risks.

4 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

      The 2018 wildfires translated to losses for the Fund in November and December. The reinsurance industry features a variety of risk layers -- with different probabilities of attachment -- and we generally have focused on the more remote layers in managing the portfolio. Unfortunately, given that the event was the worst in the history of California fires, even the more remote layers felt the effects.

      Typhoon Jebi was also a notable loss event during the period. The typhoon, which hit Japan in early September 2018, was one of the largest and strongest in the country's history, and it hit Osaka, the second-most-populated city in the country. The event resulted in the worst loss from a typhoon for the country's reinsurance market in at least 25 years. Importantly, Typhoon Jebi became an outlier for loss creep within the insurance and reinsurance industry. Estimates made in the days after the storm showed a wide dispersion: the main risk-modeling firms initially modeled loss estimates in the range of $2.3 billion to $5.5 billion, while the insurance and reinsurance industry's estimates were in the $6 billion to $8 billion range. Munich Re increased its industry loss estimate to $9 billion in subsequent months, while later analysis of the actual damages estimated Typhoon Jebi as a $13 billion event. The loss creep from Typhoon Jebi had a negative effect on the Fund's performance during the period, in line with the increased damage forecast by the major global reinsurers.

      A series of smaller events also affected the ILS market, as flooding and hailstorms hit Australia in late 2018 and early 2019, followed in March 2019 by Winter Storm Eberhard in Europe, and tornadoes in the United States.

      Together, the losses from those various events outweighed the premium income earned by the Fund during the six-month period. The Fund's premium income comes from proceeds derived from reinsurance contracts sponsored by property-and-casualty reinsurance companies. The contracts allow investors, such as the Fund, to participate in both the potential rewards and risks associated with major claims events most commonly arising from natural disasters.

Q Did you invest the Fund in any derivative securities during the six-month period ended April 30, 2019? If so, did they have any effect on performance?

A We invested the portfolio in some forward foreign currency contracts during the period in an effort to hedge the risk of having investments denominated in non-U.S. dollar currencies. The contracts had no material impact on the Fund's results.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 5

Q Did you make any changes to your investment strategy during the six-month period ended April 30, 2019?

A As usual, we maintained a steady investment approach aimed at keeping the portfolio well diversified* across different regions and perils, with a focus on sponsor quality and deal structure, while seeking to avoid the riskiest parts of the ILS market. The Fund continues to have exposure to a wide range of perils and regions. We strive to have the portfolio's holdings broadly reflect the risks and returns associated with the reinsurance industry, and to collect sufficient premium income to offset a reasonable level of losses, while still seeking to deliver an attractive return for the Fund's investors. We do not invest in every new ILS deal; instead, we use a comprehensive due diligence process to evaluate each investment for the appropriate structure and alignment of interest between the Fund and the ceding insurer. We remain focused on adding value to the Fund's performance through our security selection process, rigorous attention to sourcing investments with attractive yields, and management of the portfolio's risk profile.

Q What factors affected the Fund's distributions** to shareholders during the period?

A The Fund does not distribute income monthly. Instead, distributions are determined each year based on the premiums earned from the portfolio's investments over the previous 12 months. In December 2018, the Fund paid a dividend of $0.55420 per share, compared with a dividend of $0.1363 per share in December 2017. The next distribution is scheduled to occur in December 2019.

      We would also note that we generally use 90-day U.S. Treasuries or an equivalent to manage the collateral for the Fund's ILS investments. The 90-day Treasury note offered a yield of 2.41% on the last day of April 2019, a significant improvement versus recent years that has the potential to contribute to investment returns.

Q What are your thoughts regarding the recent challenges experienced by both the ILS market and the Fund?

A While we were disappointed with the Fund's negative return over the six-month period, we also recognize the unique risks associated with investing in ILS. However, the nature of the long-term, uncorrelated return stream of ILS reinforces our belief that the asset class can potentially

*     Diversification does not assure a profit nor protect against loss.

**    Distributions are not guaranteed.

6 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 represent part of a strategic allocation. Even as market volatility has come back in a meaningful way, investors have exhibited demand for ways to create diverse and resilient portfolios by accessing uncorrelated sources of both risk and return. In a market characterized by low real interest rates and elevated volatility for traditional asset categories, such as stocks and corporate bonds, investors have continued to look for alternative means of portfolio diversification that rely less on duration and more on embracing different sources of risk. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

      One important outcome of the 2018 losses in the ILS market is that industry price trends have been favorable. Renewals have been robust thus far in 2019, particularly in Japan and California. Historically, after a year of industry losses, pricing for the following year has tended to improve. The Pioneer ILS Interval Fund benefited from that trend in both the January 1, 2018, and 2019 renewals, and we believe we will see continued improvements. That expectation has been borne out thus far in 2019, as the industry consultant Lane Financial LLC recently reported that catastrophe bond and ILS premium rates have reached their highest levels since 2012-2013.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 7

Please refer to the Schedule of Investments on pages 13-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.

The Fund is not a complete investment program.

The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund's outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund's shares should be considered illiquid.

The Fund invests primarily in insurance-linked securities ("ILS"). ILS include event-linked bonds, quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.

The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.

ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.

The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.

ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.

8 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.

Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.

When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund's performance. Derivatives may have a leveraging effect.

Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.

As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                       Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 9

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Reinsurance Sidecars                                                       65.7%
Collateralized Reinsurance                                                 24.6%
Catastrophe Linked Bonds                                                    9.7%

Sector Diversification by Risk
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Multiperil - Worldwide                                                    64.4%
Multiperil - U.S.                                                         15.3%
All Natural Peril - Worldwide                                              8.8%
Multiperil - U.S. Regional                                                 2.8%
Windstorms - U.S. Regional                                                 2.6%
Windstorms - Florida                                                       2.1%
Windstorms - Texas                                                         0.8%
Earthquakes - Japan                                                        0.5%
Pandemic - Worldwide                                                       0.5%
Multiperil - Massachusetts                                                 0.5%
Multiperil - Japan                                                         0.3%
Windstorms - Massachusetts                                                 0.3%
Earthquakes - U.S. Regional                                                0.2%
Windstorms - Mexico                                                        0.2%
Multiperil - Australia                                                     0.1%
Earthquakes - Peru                                                         0.1%
Earthquakes - California                                                   0.1%
Windstorms - Worldwide                                                     0.1%
Earthquakes - Colombia                                                     0.1%
Earthquakes - Chile                                                        0.1%
Earthquakes - Mexico                                                       0.1%
Windstorms - U.S. Multistate                                               0.0%+
Earthquakes - U.S.                                                         0.0%+
Wildfire - California                                                      0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Limestone Re 2018, 3/1/22                                              6.05%
--------------------------------------------------------------------------------
 2. Gullane Re 2018, 12/31/21                                              5.14
--------------------------------------------------------------------------------
 3. Merion Re 2018-2, 12/31/21                                             5.10
--------------------------------------------------------------------------------
 4. Berwick Re 2019-1, 12/31/22                                            4.88
--------------------------------------------------------------------------------
 5. Versutus Re 2019-A, 12/31/21                                           3.60
--------------------------------------------------------------------------------
 6. Harambee Re 2019, 12/31/22                                             3.24
--------------------------------------------------------------------------------
 7. Eden Re II, 3/22/23 (144A)                                             2.84
--------------------------------------------------------------------------------
 8. Bantry Re 2019, 12/31/21                                               2.58
--------------------------------------------------------------------------------
 9. Gleneagles Re 2019, 12/31/22                                           2.28
--------------------------------------------------------------------------------
10. Woburn Re 2019, 12/31/22                                               2.01
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Prices and Distributions | 4/30/19

Net Asset Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 4/30/19                 10/31/18
--------------------------------------------------------------------------------
     Net Asset Value              $8.63                    $9.93
--------------------------------------------------------------------------------

Distributions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net Investment       Short-Term        Long-Term
                             Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
11/1/18 -- 4/30/19          $0.5542              $ --              $ --
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

Index Definition
--------------------------------------------------------------------------------
The ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill
Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $1 Million Investment" chart appearing on page 12.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 11

Performance Update | 4/30/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1 Million investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of April 30, 2019)
---------------------------------------------------
                       Net         ICE BofA ML
                       Asset       3-Month
                       Value       U.S. Treasury
Period                 (NAV)       Bill Index
---------------------------------------------------
Life of Fund
(12/17/2014)            1.94%      0.89%
1 Year                 -4.48       2.18
---------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2019)
---------------------------------------------------
Gross
---------------------------------------------------
1.95%
---------------------------------------------------

Value of $1 Million Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                                             ICE BofA ML 3-Month
             Pioneer ILS Interval Fund       U.S. Treasury Bill Index
12/14        $1,000,000                      $1,000,000
4/15         $1,011,000                      $1,000,055
4/16         $1,122,656                      $1,001,532
4/17         $1,217,653                      $1,005,511
4/18         $1,138,087                      $1,017,314
4/19         $1,087,058                      $1,039,509

Call 1-844-391-3034 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. Because the Fund is new, it may not be fully invested and/or it may have a larger cash allocation, both of which may have an impact on performance. All results are historical and assume the reinvestment of dividends and capital gains.

The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Schedule of Investments | 4/30/19 (unaudited)

--------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            UNAFFILIATED ISSUERS -- 99.2%
                            INSURANCE-LINKED SECURITIES --
                            99.2% of Net Assets(a)
                            Catastrophe Linked Bonds -- 9.6%
                            Earthquakes -- California -- 0.1%
      250,000(b)            Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                  $    247,375
      300,000(b)            Ursa Re, 4.0% (ZERO + 400 bps), 12/10/19 (144A)                      295,500
      250,000(b)            Ursa Re, 6.0% (ZERO + 600 bps), 5/27/20 (144A)                       248,000
                                                                                            ------------
                                                                                            $    790,875
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- Chile -- 0.1%
      500,000(b)            International Bank for Reconstruction & Development,
                            4.984% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)            $    499,400
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- Colombia -- 0.1%
      500,000(b)            International Bank for Reconstruction & Development,
                            5.484% (3 Month USD LIBOR + 300 bps), 2/15/21 (144A)            $    500,250
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- Japan -- 0.5%
    1,250,000(b)            Kizuna Re II, 4.29% (3 Month U.S. Treasury Bill +
                            188 bps), 4/11/23 (144A)                                        $  1,230,875
      750,000(b)            Kizuna Re II, 4.915% (3 Month U.S. Treasury Bill +
                            250 bps), 4/11/23 (144A)                                             741,225
      800,000(b)            Nakama Re, 4.475% (6 Month USD LIBOR + 220 bps),
                            10/13/21 (144A)                                                      794,480
    1,750,000(b)            Nakama Re, 5.432% (3 Month USD LIBOR + 300 bps),
                            4/13/23 (144A)                                                     1,732,850
                                                                                            ------------
                                                                                            $  4,499,430
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- Mexico -- 0.1%
      500,000(b)            International Bank for Reconstruction & Development,
                            10.734% (3 Month USD LIBOR + 825 bps),
                            2/14/20 (144A)                                                  $    497,350
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- Peru -- 0.1%
    1,000,000(b)            International Bank for Reconstruction & Development,
                            8.484% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A)            $    998,400
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- U.S. -- 0.0%+
      350,000(b)            Kilimanjaro Re, 6.165% (3 Month U.S. Treasury Bill +
                            375 bps), 11/25/19 (144A)                                       $    346,430
--------------------------------------------------------------------------------------------------------
                            Earthquakes -- U.S. Regional -- 0.2%
    2,000,000(b)            Merna Re, 4.415% (3 Month U.S. Treasury Bill +
                            200 bps), 4/8/21 (144A)                                         $  1,978,000
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Japan -- 0.3%
      750,000(b)            Akibare Re, 4.482% (3 Month USD LIBOR + 190 bps),
                            4/7/22 (144A)                                                   $    733,650
    2,250,000(b)            Akibare Re, 4.492% (3 Month USD LIBOR + 190 bps),
                            4/7/22 (144A)                                                      2,202,750
                                                                                            ------------
                                                                                            $  2,936,400
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 13

--------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- 4.2%
    3,250,000(b)            Bowline Re, 6.92% (3 Month U.S. Treasury Bill +
                            450 bps), 5/23/22 (144A)                                        $  3,146,650
    2,500,000(b)            Buffalo Re, 6.051% (6 Month USD LIBOR + 348 bps),
                            4/7/20 (144A)                                                      2,409,250
    1,000,000(b)            Buffalo Re, 9.731% (6 Month USD LIBOR + 716 bps),
                            4/7/20 (144A)                                                        939,700
      250,000(b)            Caelus Re IV, 7.95% (3 Month U.S. Treasury Bill +
                            553 bps), 3/6/20 (144A)                                              244,275
      250,000(b)            Caelus Re V, 5.63% (3 Month U.S. Treasury Bill +
                            321 bps), 6/5/20 (144A)                                              225,200
      750,000(b)            Caelus Re V, 12.92% (3 Month U.S. Treasury Bill +
                            1,050 bps), 6/7/21 (144A)                                            450,000
    1,000,000(b)            Fortius Re, 6.079% (6 Month USD LIBOR + 362 bps),
                            7/7/21 (144A)                                                        960,700
    3,850,000(b)            Kilimanjaro Re, 7.048% (3 Month USD LIBOR + 465 bps),
                            5/6/22 (144A)                                                      3,788,785
    1,850,000(b)            Kilimanjaro Re, 9.165% (3 Month U.S. Treasury Bill +
                            675 bps), 12/6/19 (144A)                                           1,847,965
    1,850,000(b)            Kilimanjaro Re, 11.665% (3 Month U.S. Treasury Bill +
                            925 bps), 12/6/19 (144A)                                           1,848,335
      500,000(b)            Kilimanjaro Re, 14.898% (3 Month USD LIBOR +
                            1,250 bps), 5/6/22 (144A)                                            479,400
      750,000(b)            Kilimanjaro II Re, 8.081% (6 Month USD LIBOR +
                            572 bps), 4/21/22 (144A)                                             745,125
    2,000,000(b)            Kilimanjaro II Re, 8.631% (6 Month USD LIBOR +
                            572 bps), 4/20/21 (144A)                                           1,990,000
    2,500,000(b)            Kilimanjaro II Re, 9.481% (6 Month USD LIBOR +
                            714 bps), 4/20/21 (144A)                                           2,482,500
    1,000,000(b)            Kilimanjaro II Re, 9.501% (6 Month USD LIBOR +
                            714 bps), 4/21/22 (144A)                                             996,200
    3,300,000(b)            Kilimanjaro II Re, 12.941% (6 Month USD LIBOR +
                            949 bps), 4/20/21 (144A)                                           3,277,890
      250,000(b)            Residential Reinsurance 2015, 9.195% (3 Month
                            U.S. Treasury Bill + 678 bps), 12/6/19 (144A)                        245,025
    1,250,000(b)            Residential Reinsurance 2016, 2.915% (3 Month
                            U.S. Treasury Bill + 50 bps), 6/6/20 (144A)                           87,500
      650,000(b)            Residential Reinsurance 2016, 6.235% (3 Month
                            U.S. Treasury Bill + 382 bps), 12/6/20 (144A)                        634,140
      500,000(b)            Residential Reinsurance 2016, 7.615% (3 Month
                            U.S. Treasury Bill + 520 bps), 12/6/20 (144A)                        484,750
      250,000(b)            Residential Reinsurance 2017, 5.465% (3 Month
                            U.S. Treasury Bill + 305 bps), 6/6/21 (144A)                         244,425
    1,000,000(b)            Residential Reinsurance 2017, 7.955% (3 Month
                            U.S. Treasury Bill + 554 bps), 12/6/21 (144A)                        974,200
      250,000(b)            Residential Reinsurance 2017, 14.945% (3 Month
                            U.S. Treasury Bill + 1,253 bps), 12/6/21 (144A)                      244,400
      250,000(c)            Residential Reinsurance 2018, 6/6/19 (144A)                           11,250
      500,000(c)            Residential Reinsurance 2018, 12/6/19 (144A)                         399,350

The accompanying notes are an integral part of these financial statements.

14 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

--------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- (continued)
    1,000,000(b)            Residential Reinsurance 2018, 13.915% (3 Month
                            U.S. Treasury Bill + 1,150 bps), 12/6/22 (144A)                 $    975,000
    4,800,000(b)            Sanders Re, 5.644% (6 Month USD LIBOR + 307 bps),
                            12/6/21 (144A)                                                     4,668,000
    1,500,000(b)            Spectrum Capital, 8.335% (6 Month USD LIBOR +
                            575 bps), 6/8/21 (144A)                                            1,468,800
      250,000(b)            Tailwind Re 2017-1, 11.045% (3 Month U.S. Treasury
                            Bill + 863 bps), 1/8/22 (144A)                                       245,800
                                                                                            ------------
                                                                                            $ 36,514,615
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. Regional -- 0.5%
      500,000(b)            First Coast Re, 6.24% (3 Month U.S. Treasury Bill +
                            382 bps), 6/7/19 (144A)                                         $    499,050
    4,100,000(b)            Long Point Re III, 5.329% (N/A + 275 bps), 6/1/22 (144A)           4,085,240
                                                                                            ------------
                                                                                            $  4,584,290
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 0.9%
      250,000(b)            Galilei Re, 7.306% (6 Month USD LIBOR + 479 bps),
                            1/8/20 (144A)                                                   $    248,950
      750,000(b)            Galilei Re, 8.116% (6 Month USD LIBOR + 560 bps),
                            1/8/20 (144A)                                                        744,450
      250,000(b)            Galilei Re, 8.136% (6 Month USD LIBOR + 560 bps),
                            1/8/21 (144A)                                                        248,675
      500,000(b)            Galilei Re, 9.296% (6 Month USD LIBOR + 678 bps),
                            1/8/20 (144A)                                                        497,100
    1,000,000(b)            Galilei Re, 9.316% (6 Month USD LIBOR + 678 bps),
                            1/8/21 (144A)                                                        999,600
      750,000(b)            Galilei Re, 11.146% (6 Month USD LIBOR + 863 bps),
                            1/8/20 (144A)                                                        746,625
      500,000(b)            Galilei Re, 11.166% (6 Month USD LIBOR + 863 bps),
                            1/8/21 (144A)                                                        491,250
      500,000(b)            Galilei Re, 16.376% (6 Month USD LIBOR + 1,386 bps),
                            1/8/20 (144A)                                                        492,500
      500,000(b)            Galilei Re, 16.396% (6 Month USD LIBOR + 1,386 bps),
                            1/8/21 (144A)                                                        489,200
      250,000(b)            Galileo Re, 10.054% (3 Month USD LIBOR + 750 bps),
                            11/6/20 (144A)                                                       247,850
    2,500,000(b)            Kendall Re, 7.824% (3 Month USD LIBOR + 525 bps),
                            5/6/21 (144A)                                                      2,421,250
                                                                                            ------------
                                                                                            $  7,627,450
--------------------------------------------------------------------------------------------------------
                            Pandemic -- Worldwide -- 0.5%
    2,050,000(b)            International Bank for Reconstruction & Development,
                            9.365% (6 Month USD LIBOR + 690 bps), 7/15/20                   $  2,056,150
    3,050,000(b)            International Bank for Reconstruction & Development,
                            13.965% (6 Month USD LIBOR + 1,150 bps),
                            7/15/20 (144A)                                                     2,363,750
                                                                                            ------------
                                                                                            $  4,419,900
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 15

--------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Wildfire -- California -- 0.0%+
    2,000,000(b)            Cal Phoenix Re, 9.988% (3 Month USD LIBOR + 750 bps),
                            8/13/21 (144A)                                                  $    100,000
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Florida -- 0.6%
    1,750,000(b)            Casablanca Re, 7.265% (6 Month USD LIBOR + 478 bps),
                            6/4/20 (144A)                                                   $  1,759,100
      750,000(b)            Integrity Re, 5.472% (6 Month USD LIBOR + 324 bps),
                            6/10/20 (144A)                                                       745,875
      750,000(b)            Integrity Re, 6.054% (3 Month USD LIBOR + 375 bps),
                            6/10/22 (144A)                                                       742,575
    2,450,000(b)            Sanders Re, 5.412% (6 Month USD LIBOR + 311 bps),
                            6/5/20 (144A)                                                      2,423,295
                                                                                            ------------
                                                                                            $  5,670,845
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Massachusetts -- 0.3%
    2,600,000(b)            Cranberry Re, 4.231% (6 Month USD LIBOR + 200 bps),
                            7/13/20 (144A)                                                  $  2,565,420
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Mexico -- 0.2%
      600,000(b)            International Bank for Reconstruction & Development,
                            8.275% (6 Month USD LIBOR + 590 bps),
                            12/20/19 (144A)                                                 $    594,900
    1,250,000(b)            International Bank for Reconstruction & Development,
                            11.675% (6 Month USD LIBOR + 930 bps),
                            12/20/19 (144A)                                                    1,219,375
                                                                                            ------------
                                                                                            $  1,814,275
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Texas -- 0.8%
    3,750,000(b)            Alamo Re, 5.67% (1 Month U.S. Treasury Bill + 325 bps),
                            6/7/21 (144A)                                                   $  3,709,500
    3,100,000(b)            Alamo Re, 7.27% (3 Month U.S. Treasury Bill + 485 bps),
                            6/8/20 (144A)                                                      3,092,560
                                                                                            ------------
                                                                                            $  6,802,060
--------------------------------------------------------------------------------------------------------
                            Windstorms -- U.S. Multistate -- 0.0%+
    1,000,000(b)            Citrus Re, 7.85% (3 Month U.S. Treasury Bill + 785 bps),
                            4/25/19 (144A)                                                  $    350,000
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Worldwide -- 0.1%
      500,000(b)            Queen Street XI Re Dac, 8.565% (3 Month U.S. Treasury
                            Bill + 615 bps), 6/7/19 (144A)                                  $    502,350
                                                                                            ------------
                            Total Catastrophe Linked Bonds                                  $ 83,997,740
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Face
Amount USD ($)
--------------------------------------------------------------------------------------------------------
                            Collateralized Reinsurance -- 24.4%
                            Multiperil -- Australia -- 0.1%
AUD 3,000,000+(d)(e)        EC0015 Re, 7/15/19                                              $  1,044,958
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Massachusetts -- 0.5%
    4,190,641+(d)(e)        Denning Re 2018, 7/15/19                                        $  4,205,727
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

--------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- 3.3%
   10,000,000+(d)(e)        Kingsbarn Re 2017, 5/15/19                                      $  1,532,000
   15,703,476+(d)(e)        Kingsbarn Re 2018, 5/15/19                                        13,154,802
    4,994,779+(d)(e)        Maidstone Re 2018, 1/15/20                                         2,828,544
    3,062,750+(d)(e)        Riviera Re 2017, 4/15/19                                             393,257
   11,084,286+(e)           Riviera Re 2018-2, 4/15/19                                        10,257,398
                                                                                            ------------
                                                                                            $ 28,166,001
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. Regional -- 2.1%
    8,916,652+(d)(e)        Ailsa Re 2018, 6/15/19                                          $  8,938,086
    7,150,000+(d)(e)        Cerulean Re 2018, 6/15/19                                          7,243,379
    1,000,000+(d)(e)        EC0011 Re, 6/15/19                                                   990,000
    1,000,000+(d)(e)        EC0012 Re, 6/15/19                                                   990,000
                                                                                            ------------
                                                                                            $ 18,161,465
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 14.4%
   10,000,000+(d)(e)        Cerulean Re 2018-2, 7/31/19                                     $  4,382,000
    4,600,000+(e)           Clarendon Re 2019, 1/31/20                                         3,970,897
   11,514,401+(d)(e)        Clarendon Re 2018, 1/15/20                                        10,251,513
    4,537,500+(d)(e)        Cypress Re 2017, 1/10/20                                             392,947
    7,757,756+(d)(e)        Dartmouth Re 2018, 1/15/20                                         4,192,291
    7,030,140+(e)           Dartmouth Re 2019, 1/31/20                                         5,697,773
    1,250,000+(d)(e)        Dingle Re 2019, 2/1/20                                             1,151,320
    4,510,168+(d)(e)        Friars Head, 6/15/19                                               4,236,448
   10,240,739+(d)(e)        Gloucester Re 2018, 1/15/20                                        7,946,190
    4,587,652+(e)           Kilarney Re 2018, 4/15/19                                          3,888,035
       36,000+(e)           Limestone Re, 8/31/21                                                132,822
       82,000+(e)           Limestone Re, 8/31/21 (144A)                                         302,539
    5,273,540+(d)(e)        Lindrick Re 2018, 6/15/19                                          5,003,682
   10,380,000+(e)           Merion Re 2018, 12/31/21                                             659,130
   10,780,416+(e)           Merion Re 2019-1, 12/31/22                                         9,165,269
   12,000,000+(d)(e)        Old Head Re 2019, 12/31/22                                        10,205,166
    7,333,436+(d)(e)        Oyster Bay Re 2018, 1/15/20                                        6,655,827
    4,100,000+(d)(e)        Resilience Re, 5/1/19                                                    410
   10,000,000+(d)(e)        Resilience Re, 7/26/19                                            10,248,000
    5,000,000+(d)(e)        Resilience Re, 12/31/19                                                3,500
   10,341,737+(d)(e)        Saunton Re 2018, 7/31/19                                           9,969,848
   15,658,450+(d)(e)        Seminole Re 2018, 1/15/20                                          6,459,111
    3,942,857+(e)           Seminole Re 2019, 1/31/20                                          3,092,383
   15,546,234+(d)(e)        Walton Health Re 2018, 6/15/19                                     7,773,117
    4,228,489+(d)(e)        Wentworth Re 2018-2, 7/31/19                                       3,948,087
    7,998,463+(d)(e)        Wentworth Re 2019-1, 12/31/22                                      7,214,658
                                                                                            ------------
                                                                                            $126,942,963
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 17

--------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Windstorms -- Florida -- 1.4%
    8,569,000+(e)           Formby Re 2018, 6/15/19                                         $  8,773,555
    2,921,065+(d)(e)        Formby Re 2018-2, 6/30/19                                             23,953
    5,500,405+(d)(e)        Portrush Re 2017, 6/15/19                                          3,646,219
                                                                                            ------------
                                                                                            $ 12,443,727
--------------------------------------------------------------------------------------------------------
                            Windstorms -- U.S. Regional -- 2.6%
    5,561,061+(d)(e)        Hillside Re 2018, 7/1/19                                        $     97,319
    2,350,000+(d)(e)        Oakmont Re 2017, 4/15/19                                              69,090
    6,529,023+(e)           Oakmont Re 2018, 7/15/19                                           6,205,836
   11,694,510+(d)(e)        Portrush Re 2018, 6/15/19                                          2,627,756
    8,385,000+(d)(g)        Promissum Re 2018, 6/15/19                                           613,782
   12,500,000+(d)(e)        Resilience Re, 6/15/19                                            13,071,250
                                                                                            ------------
                                                                                            $ 22,685,033
                                                                                            ------------
                            Total Collateralized Reinsurance                                $213,649,874
--------------------------------------------------------------------------------------------------------
                            Reinsurance Sidecars -- 65.2%
                            All Natural Peril -- Worldwide -- 8.7%
   23,665,770+(d)(e)        Eden Re II, 3/22/23 (144A)                                      $ 24,673,932
    3,250,000+(d)(f)        Lion Rock Re 2019, 1/31/20                                         3,369,600
   16,586,501+(d)(f)        Thopas Re 2019, 12/31/22                                          16,959,697
   30,889,158+(d)(e)        Versutus Re 2019-A, 12/31/21                                      31,303,073
                                                                                            ------------
                                                                                            $ 76,306,302
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. -- 7.8%
    2,000,000+(d)(e)        Carnoustie Re 2015, 7/1/19                                      $      6,400
    5,000,000+(d)(e)        Carnoustie Re 2016, 11/30/20                                         135,000
   12,500,000+(d)(e)        Carnoustie Re 2017, 11/30/21                                       3,177,500
   19,406,338+(d)(e)        Carnoustie Re 2018, 12/31/21                                       1,936,752
   15,128,863+(d)(e)        Carnoustie Re 2019, 12/31/22                                      15,258,277
   14,673,432+(d)(e)        Castle Stuart Re, 12/1/21                                         12,375,573
   33,700,000+(d)(f)        Harambee Re 2018, 12/31/21                                         6,262,707
   27,831,163+(d)(f)        Harambee Re 2019, 12/31/22                                        28,159,571
    2,000,000+(d)(e)        Prestwick Re 2015-1, 7/1/19                                           34,000
      425,004+(d)(e)        Sector Re V, Series 7, Class F, 3/1/22 (144A)                        264,237
    1,900,011+(d)(e)        Sector Re V, Series 7, Class G, 3/1/22 (144A)                      1,173,238
                                                                                            ------------
                                                                                            $ 68,783,255
--------------------------------------------------------------------------------------------------------
                            Multiperil -- U.S. Regional -- 0.2%
    5,110,275+(d)(e)        EC0009 Re, 12/31/20                                             $  1,366,999
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- 48.5%
    1,050,000+(d)(e)        Alturas Re 2019-1, 3/10/23                                      $  1,080,240
    7,000,000+(d)(e)        Alturas Re 2019-2, 3/10/22                                         7,074,200
    2,100,000+(d)(e)        Arlington Re 2015, 2/1/20                                            102,060
    6,500,000+(d)(e)        Arlington Re 2016, 2/28/20                                           848,250

The accompanying notes are an integral part of these financial statements.

18 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

--------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- (continued)
    4,000,000+(d)(e)        Bantry Re 2016, 3/31/20                                         $    322,400
    9,006,108+(d)(e)        Bantry Re 2017, 3/31/20                                            2,855,837
   20,980,295+(d)(e)        Bantry Re 2018, 12/31/21                                           1,288,190
   22,000,000+(d)(e)        Bantry Re 2019, 12/31/21                                          22,389,454
    5,299,000+(d)(e)        Berwick Re 2017-1, 2/1/20                                            175,397
   53,833,776+(e)           Berwick Re 2018-1, 12/31/21                                        8,887,956
   41,445,574+(d)(e)        Berwick Re 2019-1, 12/31/22                                       42,390,533
   12,600,000+(d)(f)        Blue Lotus Re 2018, 12/31/21                                      13,439,160
    3,000,000+(d)(e)        EC0016 Re, 12/31/19                                                2,955,000
      400,000+(e)           Eden Re II, 3/22/22 (144A)                                           972,080
      845,567+(e)           Eden Re II, 3/22/22 (144A)                                         1,993,171
    7,000,000+(d)(e)        Gleneagles Re 2016, 11/30/20                                         434,000
   19,900,000+(d)(e)        Gleneagles Re 2017, 11/30/21                                       8,982,860
   21,917,000+(d)(e)        Gleneagles Re 2018, 12/31/21                                       2,592,781
   19,436,692+(d)(e)        Gleneagles Re 2019, 12/31/22                                      19,821,896
   47,710,184+(d)(e)        Gullane Re 2018, 12/31/21                                         44,656,732
   50,000,000+(d)(e)        Limestone Re 2018, 3/1/22                                         52,550,000
   27,480,000+(d)(f)        Lorenz Re 2017, 3/31/20                                            1,637,808
   19,500,000+(d)(f)        Lorenz Re 2018, 7/1/21                                            14,408,550
   44,514,882+(d)(e)        Merion Re 2018-2, 12/31/21                                        44,287,856
    4,700,000+(d)(f)        NCM Re 2018, 12/31/21                                              1,417,050
    2,000,000+(d)(e)        Pangaea Re 2015-1, 2/1/20                                              3,600
    6,000,000+(e)           Pangaea Re 2015-2, 11/30/19                                            5,400
    5,220,000+(e)           Pangaea Re 2016-1, 11/30/20                                            6,786
   20,000,000+(e)           Pangaea Re 2016-2, 11/30/20                                           78,000
   17,000,000+(d)(e)        Pangaea Re 2017-1, 11/30/21                                               --
   33,250,000+(e)           Pangaea Re 2017-3, 5/31/22                                                --
   12,750,000+(d)(e)        Pangaea Re 2018-1, 12/31/21                                          749,700
   17,500,000+(d)(e)        Pangaea Re 2018-3, 7/1/22                                         14,932,750
   12,750,000+(d)(e)        Pangaea Re 2019-1, 2/1/23                                         12,934,875
    7,200,000+(d)(e)        Sector Re V, 12/1/23 (144A)                                        7,592,844
    5,137,617+(d)(e)        Sector Re V, 3/1/24 (144A)                                         5,137,617
    1,260,040+(d)(e)        Sector Re V, Series 7, Class A, 3/1/22 (144A)                         56,180
    1,440,011+(d)(e)        Sector Re V, Series 7, Class B, 3/1/22 (144A)                         65,419
    5,400,000+(d)(e)        Sector Re V, Series 7, Class C, 12/1/22 (144A)                     2,657,966
    5,400,000+(d)(e)        Sector Re V, Series 7, Class C, 12/1/22 (144A)                     2,657,966
    2,700,051+(d)(e)        Sector Re V, Series 8, Class A, 3/1/23 (144A)                      1,974,763
    4,049,949+(d)(e)        Sector Re V, Series 8, Class B, 3/1/23 (144A)                      2,962,923
    8,650,072+(d)(e)        Sector Re V, Series 8, Class F, 3/1/23 (144A)                      9,187,242
        4,953+(d)(e)        Sector Re V, Series 8, Class G, 3/1/23 (144A)                          5,264
    4,750,000+(d)(e)        Silverton Re 2017, 9/16/19 (144A)                                     98,800
    5,000,000+(d)(e)        St. Andrews Re 2017-1, 2/1/20                                        339,000
   10,054,000+(d)(e)        St. Andrews Re 2017-3, 6/30/21                                     1,646,845

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 19

--------------------------------------------------------------------------------------------------------
Face
Amount USD ($)                                                                              Value
--------------------------------------------------------------------------------------------------------
                            Multiperil -- Worldwide -- (continued)
    7,760,968+(d)(e)        St. Andrews Re 2017-4, 6/1/19                                   $    763,679
   24,000,000+(d)(f)        Thopas Re 2018, 12/31/21                                           4,048,800
   20,000,000+(d)(e)        Versutus Re 2017, 11/30/21                                            96,000
   35,000,000+(d)(e)        Versutus Re 2018, 12/31/21                                         2,446,500
    1,188,665+(d)(e)        Versutus Re 2019-B, 12/31/21                                       1,204,593
   27,500,000+(d)(f)        Viribus Re 2018, 12/31/21                                          8,684,500
   11,676,844+(d)(f)        Viribus Re 2019, 12/31/22                                         12,275,866
   40,641,287+(d)(e)        Woburn Re 2018, 12/31/21                                          17,272,547
   17,003,469+(d)(e)        Woburn Re 2019, 12/31/22                                          17,500,566
                                                                                            ------------
                                                                                            $424,950,452
                                                                                            ------------
                            Total Reinsurance Sidecars                                      $571,407,008
--------------------------------------------------------------------------------------------------------
                            TOTAL INSURANCE-LINKED SECURITIES
                            (Cost $937,972,994)                                             $869,054,622
--------------------------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.2%
                            (Cost $937,972,994)                                             $869,054,622
--------------------------------------------------------------------------------------------------------
                            OTHER ASSETS AND LIABILITIES -- 0.8%                            $  7,241,280
--------------------------------------------------------------------------------------------------------
                            NET ASSETS -- 100.0%                                            $876,295,902
========================================================================================================

bps        Basis Points.

LIBOR      London Interbank Offered Rate.

ZERO       Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $143,717,771, or 16.4% of net assets.

+          Amount rounds to less than 0.1%.

+ Securities that used significant unobservable inputs to determine its value.

(a)        Securities are restricted as to resale.

(b) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)        Non-income producing security.

(e)        Issued as participation notes.

(f)        Issued as preference shares.

(g)        Issued as participation shares.


The accompanying notes are an integral part of these financial statements.

20 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------------------------------------------------------------
               In
Currency       Exchange      Currency                                            Settlement      Unrealized
Purchased      for           Sold        Deliver         Counterparty            Date            (Depreciation)
------------------------------------------------------------------------------------------------------------------
USD            1,495,576     AUD         (2,118,854)     State Street Bank       7/31/19         $(1,786)
                                                         & Trust Co.
------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                         $(1,786)
==================================================================================================================

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted. AUD -- Australian Dollar

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2019, aggregated $316,225,483 and $355,871,818, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2019, the Fund engaged in sales of $13,056,889 which resulted in a net realized gain/(loss) of $(51,811). During the six months ended April 30, 2019, the Fund did not engage in purchases pursuant to these procedures.

At April 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $976,692,776 was as follows:

           Aggregate gross unrealized appreciation for all investments in which
             there is an excess of value over tax cost                                 $  24,075,414
           Aggregate gross unrealized depreciation for all investments in which
             there is an excess of tax cost over value                                  (131,715,354)
                                                                                       --------------
           Net unrealized depreciation                                                 $(107,639,940)
                                                                                       ==============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 21

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------------
                                           Level 1       Level 2           Level 3           Total
----------------------------------------------------------------------------------------------------------
Insurance-Linked Securities
  Collateralized Reinsurance
    Multiperil - Australia                 $ --          $        --       $  1,044,958      $  1,044,958
    Multiperil - Massachusetts               --                   --          4,205,727         4,205,727
    Multiperil - U.S.                        --                   --         28,166,001        28,166,001
    Multiperil - U.S. Regional               --                   --         18,161,465        18,161,465
    Multiperil - Worldwide                   --                   --        126,942,963       126,942,963
    Windstorms - Florida                     --                   --         12,443,727        12,443,727
    Windstorms - U.S. Regional               --                   --         22,685,033        22,685,033
  Reinsurance Sidecars
    All Natural Peril -- Worldwide           --                   --         76,306,302        76,306,302
    Multiperil - U.S.                        --                   --         68,783,255        68,783,255
    Multiperil - U.S. Regional               --                   --          1,366,999         1,366,999
    Multiperil - Worldwide                   --                   --        424,950,452       424,950,452
  All Other Insurance-Linked
    Securities                               --           83,997,740                 --        83,997,740
----------------------------------------------------------------------------------------------------------
Total Investments in Securities            $ --          $83,997,740       $785,056,882      $869,054,622
==========================================================================================================
Other Financial Instruments
  Net unrealized depreciation
    on forward foreign
    currency contracts                     $ --          $    (1,786)      $         --      $     (1,786)
----------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments                    $ --          $    (1,786)      $         --      $     (1,786)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------
                                                  Insurance-
                                                  Linked
                                                  Securities              Total
----------------------------------------------------------------------------------------
Balance as of 10/31/18                            $ 888,221,574           $ 888,221,574
Realized gain (loss)(1)                              (7,846,557)             (7,846,557)
Change in unrealized appreciation
 (depreciation)(2)                                  (62,412,215)            (62,412,215)
Accrued discounts/premiums                                  236                     236
Purchases                                           334,459,194             334,459,194
Sales                                              (365,591,025)           (365,591,025)
Transfers in to Level 3*                                     --                      --
Transfers out of Level 3*                            (1,774,325)             (1,774,325)
----------------------------------------------------------------------------------------
Balance as of 4/30/19                             $ 785,056,882           $ 785,056,882
========================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the six months ended April 30, 2019, an investment having a value of $1,774,325 was transferred from Level 3 to Level 2. The change in the level designation within the fair value hierarchy was due to valuing the security using other observable inputs. There were no other transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still
      held and considered Level 3 at April 30, 2019:                                       $(59,321,759)
                                                                                           -------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 23

Statement of Assets and Liabilities | 4/30/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $937,972,994)              $ 869,054,622
  Cash                                                                               4,011,746
  Foreign currencies, at value (cost $5,519)                                             5,027
  Receivables --
     Investment securities sold                                                      3,083,635
     Interest                                                                          589,602
  Other assets                                                                          23,873
-----------------------------------------------------------------------------------------------
       Total assets                                                              $ 876,768,505
===============================================================================================
LIABILITIES:
  Payables --
     Trustees' fees                                                              $       2,189
     Professional fees                                                                  97,331
     Transfer agent fees                                                               124,161
     Administrative fees                                                                19,541
  Net unrealized depreciation on forward foreign currency contracts                      1,786
  Due to affiliates
     Management fees                                                                   210,111
  Accrued expenses                                                                      17,484
-----------------------------------------------------------------------------------------------
       Total liabilities                                                         $     472,603
===============================================================================================
NET ASSETS:
  Paid-in capital                                                                $ 994,861,959
  Distributable earnings (loss)                                                   (118,566,057)
-----------------------------------------------------------------------------------------------
       Net assets                                                                $ 876,295,902
===============================================================================================
NET ASSET VALUE PER SHARE:
No par value
  Based on $876,259,902/101,591,857 shares                                       $        8.63
===============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Statement of Operations (unaudited)

For the Six Months Ended 4/30/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                               $  8,233,340
  Interest from unaffiliated issuers (net of foreign taxes
     withheld $3,970)                                                  4,060,316
----------------------------------------------------------------------------------------------------
     Total investment income                                                           $ 12,293,656
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $  7,950,423
  Administrative expense                                                 178,921
  Transfer agent fees                                                    367,930
  Shareowner communications expense                                       88,055
  Custodian fees                                                          17,049
  Registration fees                                                       13,845
  Professional fees                                                      124,446
  Printing expense                                                        12,429
  Pricing fees                                                             4,624
  Trustees' fees                                                          25,301
  Miscellaneous                                                           49,345
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  8,832,368
----------------------------------------------------------------------------------------------------
       Net investment income                                                           $  3,461,288
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                            $ (8,874,075)
     Forward foreign currency contracts                                   15,714
     Other assets and liabilities denominated
       in foreign currencies                                              (6,116)      $ (8,864,477)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                            $(70,608,020)
     Forward foreign currency contracts                                   (5,145)
     Other assets and liabilities denominated
       in foreign currencies                                                 (42)      $(70,613,207)
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $(79,477,684)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                 $(76,016,396)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 25

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended
                                                                4/30/19                Year Ended
                                                                (unaudited)            10/31/18
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                    $   3,461,288          $  25,575,451
Net realized gain (loss) on investments                            (8,864,477)            (2,665,489)
Change in net unrealized appreciation (depreciation)
  on investments                                                  (70,613,207)            22,305,428
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                          $ (76,016,396)         $  45,215,390
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     ($0.55 and $0.14 per share, respectively)                  $ (55,376,094)         $  (5,104,397)
-----------------------------------------------------------------------------------------------------
       Total distributions to shareowners                       $ (55,376,094)         $  (5,104,397)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                               $ 169,589,523          $ 689,058,685
Reinvestment of distributions                                      34,837,165              3,373,493
Cost of shares repurchased                                       (188,184,848)          (100,210,663)
-----------------------------------------------------------------------------------------------------
     Net increase in net assets resulting
       from Fund share transactions                             $  16,241,840          $ 592,221,515
-----------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                      $(115,150,650)         $ 632,332,508
-----------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                             $ 991,446,552          $ 359,114,044
-----------------------------------------------------------------------------------------------------
End of period                                                   $ 876,295,902          $ 991,446,552
=====================================================================================================

------------------------------------------------------------------------------------------------------
                                   Six Months       Six Months
                                   Ended            Ended              Year             Year
                                   4/30/19          4/30/19            Ended            Ended
                                   Shares           Amount             10/31/18         10/31/18
                                   (unaudited)      (unaudited)        Shares           Amount
------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTION
Shares sold                         19,476,410      $ 169,589,523       72,439,934      $ 689,058,685
Reinvestment of distributions        3,999,674         34,837,165          356,606          3,373,493
Less shares repurchased            (21,774,372)      (188,184,848)     (10,356,115)      (100,210,663)
------------------------------------------------------------------------------------------------------
     Net increase                    1,701,712      $  16,241,840       62,440,425      $ 592,221,515
======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Statement of Cash Flows (unaudited)

For the Six Months Ended 4/30/19

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations                                       $ (76,016,396)
-----------------------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                         $(328,648,690)
  Proceeds from disposition and maturity of investment securities                              368,718,040
  Net accretion and amortization of discount/premium on investment securities                      (82,848)
  Net realized loss on investments in unaffiliated issuers                                       8,874,075
  Change in unrealized depreciation on investments in unaffiliated issuers                      70,608,020
  Change in unrealized depreciation on forward foreign currency contracts                            5,145
  Change in unrealized depreciation on other assets and liabilities
     denominated in foreign currencies                                                                  42
  Decrease in interest receivable                                                                   91,654
  Increase in other assets                                                                          (2,662)
  Increase in administrative fees payable                                                            3,449
  Decrease in transfer agent fees payable                                                          (30,148)
  Decrease in professional fees payable                                                            (62,171)
  Increase in trustees' fees payable                                                                 2,189
  Decrease in management fees payable                                                              (28,099)
  Decrease in accrued expenses                                                                      (9,010)
-----------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities              $  43,422,590
-----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in due to custodian                                                               $    (279,579)
  Proceeds from shares sold                                                                    169,592,483
  Less shares repurchased                                                                     (188,184,848)
  Distributions to shareowners, net of reinvestments                                           (20,538,929)
-----------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in
       financing activities                                                                  $ (39,410,873)
-----------------------------------------------------------------------------------------------------------
EFFECT OF FOREIGN EXCHANGE FLUCTUATIONS ON CASH:
  Effect of foreign exchange fluctuations on cash                                            $         (42)
-----------------------------------------------------------------------------------------------------------
CASH, RESTRICTED CASH AND FOREIGN CURRENCIES:
  Beginning of period*                                                                       $       5,098
-----------------------------------------------------------------------------------------------------------
  End of period*                                                                             $   4,016,773
===========================================================================================================
Supplemental disclosure of cash flow information:
  Noncash financing activities not included herein consist of
     reinvestment of distributions                                                           $  34,837,165

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the Statement of Cash
      Flows:

-----------------------------------------------------------------------------------------------------------
                                                                       Six Months Ended      Year Ended
                                                                       4/30/19               10/31/18
-----------------------------------------------------------------------------------------------------------
Cash                                                                   $4,011,746            $   --
Foreign currencies, at value                                                5,027             5,098
-----------------------------------------------------------------------------------------------------------
Total cash, restricted cash and foreign currencies
  shown in the Statement of Cash Flows                                 $4,016,773            $5,098
===========================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months
                                                                         Ended         Year      Year         Year      12/22/14
                                                                         4/30/19       Ended     Ended        Ended     to
                                                                         (unaudited)   10/31/18  10/31/17     10/31/16* 10/31/15*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $   9.93      $   9.59  $  11.09     $  10.59  $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                       $   0.03      $   0.31  $   0.25     $   0.63  $ (0.12)
  Net realized and unrealized gain (loss) on investments                    (0.78)         0.17     (0.74)        0.51     0.71
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                       $  (0.75)     $   0.48  $  (0.49)    $   1.14  $  0.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                                  $  (0.55)     $  (0.14) $  (1.01)(b) $  (0.64) $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  (1.30)     $   0.34  $  (1.50)    $   0.50  $  0.59
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $   8.63      $   9.93  $   9.59     $  11.09  $ 10.59
====================================================================================================================================
Total return (c)                                                            (7.56)%(d)     5.04%    (4.95)%      11.23%    5.90%(d)
Ratio of net expenses to average net assets                                  1.94%(e)      1.95%     2.00%        2.10%    2.10%(e)
Ratio of net investment income (loss) to average net assets                  0.76%(e)      3.19%     2.38%        5.93%   (1.30)%(e)
Portfolio turnover rate                                                        42%(d)        42%       34%          29%       1%
Net assets, end of period (in thousands)                                 $876,296      $991,447  $359,114     $161,667  $75,400
Ratios with no waiver of fees and assumption of
  expense by the Adviser and no reduction for fees paid indirectly
  Total expenses to average net assets                                       1.94%(e)      1.95%     2.00%        2.17%    2.60%(e)
  Net investment income (loss) to average net assets                         0.76%(e)      3.19%     2.38%        5.86%   (1.80)%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Not annualized.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Notes to Financial Statements | 4/30/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer ILS Interval Fund (the "Fund") was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is to seek total return.

The Fund offers shares through Amundi Pioneer Distributor, Inc. (the "Distributor"). Shares are offered at the Fund's current net asset value ("NAV") per share.

The Fund's ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Amundi Pioneer Asset Management, Inc. (the "Adviser") or the Distributor may waive the Fund's minimum investment requirements.

The Fund is an "interval" fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund's structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 29

Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities

30 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At April 30, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 31

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

32 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                                $5,104,397
      --------------------------------------------------------------------------
          Total                                                      $5,104,397
      ==========================================================================

      The following shows the components of distributable earnings on a federal income tax-basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 55,106,958
      Capital loss carryforward                                      (5,253,300)
      Net unrealized depreciation                                   (37,027,225)
      --------------------------------------------------------------------------
          Total                                                    $ 12,826,433
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to catastrophe bonds, and the mark to market of forward contracts.

E.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the financial markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 33 to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund invests primarily in insurance-linked securities ("ILS"). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as "reinsurance sidecars"), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.F.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

34 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

F.    Insurance-Linked Securities ("ILS")

      The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Fund's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

G.    Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 35 rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At April 30, 2019, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the six months ended April 30, 2019, was $(1,521,064). Open forward foreign currency contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 1.75% of the Fund's average daily net assets. For the six months ended April 30, 2019, the effective management fee was equivalent to 1.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. Fees waived and expenses reimbursed during the six months ended April 30, 2019 are reflected on the Statement of Operations, if any. This expense limitation is in effect through March 1, 2020. There can be no assurance that the adviser will extend the expense limitation beyond such time.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $210,111 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

36 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2019, such out-of-pocket expenses were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Fund                                                                    $88,055
--------------------------------------------------------------------------------
  Total                                                                 $88,055
================================================================================

4. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 37 business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets and liabilities of the Fund as of April 30, 2019.

----------------------------------------------------------------------------------------------------
                         Derivative
                         Assets
                         Subject to       Derivatives   Non-Cash       Cash           Net Amount
                         Master Netting   Available     Collateral     Collateral     of Derivative
Counterparty             Agreement        for Offset    Received (a)   Received (a)   Assets (b)
----------------------------------------------------------------------------------------------------
State Street Bank &
 Trust Co.               $ --             $ --          $ --           $ --           $ --
----------------------------------------------------------------------------------------------------
 Total                   $ --             $ --          $ --           $ --           $ --
====================================================================================================

----------------------------------------------------------------------------------------------------
                         Derivative
                         Liabilities
                         Subject to       Derivatives   Non-Cash      Cash          Net Amount
                         Master Netting   Available     Collateral    Collateral    of Derivative
Counterparty             Agreement        for Offset    Pledged (a)   Pledged (a)   Liabilities (c)
----------------------------------------------------------------------------------------------------
State Street Bank &
 Trust Co.               $1,786           $ --          $ --          $ --          $1,786
----------------------------------------------------------------------------------------------------
 Total                   $1,786           $ --          $ --          $ --          $1,786
====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.


38 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019, was as follows:

---------------------------------------------------------------------------------------------
                                                             Foreign
Statement of Assets                     Interest    Credit   Exchange    Equity    Commodity
and Liabilities                         Rate Risk   Risk     Rate Risk   Risk      Risk
---------------------------------------------------------------------------------------------
Liabilities
 Net unrealized depreciation
    on forward foreign
    currency contracts                  $  --       $  --    $(1,786)    $  --     $  --
---------------------------------------------------------------------------------------------
 Total Value                            $  --       $  --    $(1,786)    $  --     $  --
=============================================================================================

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 39

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019, was as follows:

---------------------------------------------------------------------------------------------
                                                             Foreign
Statement of                            Interest    Credit   Exchange    Equity    Commodity
Operations                              Rate Risk   Risk     Rate Risk   Risk      Risk
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
 Forward foreign
    currency contracts                  $  --       $  --    $15,714     $  --     $  --
---------------------------------------------------------------------------------------------
 Total Value                            $  --       $  --    $15,714     $  --     $  --
=============================================================================================
Change in net unrealized
 appreciation (depreciation) on:
 Forward foreign
    currency contracts                  $  --       $  --    $ (5,145)   $  --     $  --
---------------------------------------------------------------------------------------------
 Total Value                            $  --       $  --    $ (5,145)   $  --     $  --
=============================================================================================

6. Repurchase Offers

The Fund is a closed-end "interval" fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund's outstanding shares at NAV on a regular schedule.

The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the Fund's outstanding shares at their NAV per share unless the Fund's Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund's Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund's shares illiquid.

In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.

40 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Shares repurchased during the six months ended April 30, 2019 were as follows:

--------------------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of
                                                   Outstanding   Amount
                                      NAV on       Shares        of Shares
Commence-   Repurchase   Repurchase   Repurchase   The Fund      The Fund         Percentage   Number
ment        Request      Pricing      Pricing      Offered to    Offered to       of Shares    of Shares
Date        Deadline     Date         Date         Repurchase    Repurchase       Tendered     Tendered
--------------------------------------------------------------------------------------------------------------
10/26/18    11/30/18     12/14/18     $8.71        10%            9,991,972.007   81.1602%      8,109,502.261
--------------------------------------------------------------------------------------------------------------
1/25/19     2/25/19      3/11/19      $8.59        12%*          12,607,218.900   97.1625%     12,249,490.591
--------------------------------------------------------------------------------------------------------------

* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 41

ADDITIONAL INFORMATION

Information regarding the repurchase offer with a commencement date of 4/18/19 was as follows:

----------------------------------------------------------------------------------------------------------------
                                                   Percentage
                                                   of
                                                   Outstanding   Amount
                                      NAV on       Shares the    of Shares
            Repurchase   Repurchase   Repurchase   Fund          the Fund         Percentage   Number
Commence-   Request      Pricing      Pricing      Offered to    Offered to       of Shares    of Shares
ment Date   Deadline     Date         Date         Repurchase    Repurchase       Tendered     Tendered
----------------------------------------------------------------------------------------------------------------
4/18/19     5/20/19      6/3/19       $8.64        12%*          12,192,483.750   104.2734%    12,713,514.632**
----------------------------------------------------------------------------------------------------------------

* The Fund repurchased an additional 2% of the outstanding shares of the Fund to accommodate shareholder repurchase requests.

** Shareholder repurchase requests exceeded the amount of shares that the Fund was entitled to repurchase. The Fund repurchased shares submitted for repurchase on a pro rata basis.

42 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

Trustees, Officers and Service Providers

Trustees                                  Officers
Thomas J. Perna, Chairman                 Lisa M. Jones, President and
David R. Bock                               Chief Executive Officer
Benjamin M. Friedman                      Mark E. Bradley, Treasurer and
Margaret B.W. Graham                        Chief Financial and
Lisa M. Jones                               Accounting Officer
Lorraine H. Monchak                       Christopher J. Kelley, Secretary and
Marguerite A. Piret                         Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                      Pioneer ILS Interval Fund | Semiannual Report | 4/30/19 43

                          This page is for your notes.


44 Pioneer ILS Interval Fund | Semiannual Report | 4/30/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-844-391-3034

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219695
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 28630-04-0619



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

N/A



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer ILS Interval Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.